Exhibit 10.10.2

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECOND AMENDMENT

To

AGREEMENT AND RESTATED INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Second Amendment to Agreement and Restated Intellectual Property License Agreement (the “Second Amendment”), effective as of March 12, 2010 (the “Second Amendment Effective Date”) by and among GLOBEIMMUNE, INC., a corporation organized under the laws of Delaware, having its principal office at 1450 Infinite Drive, Louisville, CO 80027 (“GlobeImmune”), THE REGENTS OF THE UNIVERSITY OF COLORADO, a body corporate, having its principal office at 1800 Grant Street, 8th Floor, Denver, CO 80203 (“University”), and the UNIVERSITY LICENSE EQUITY HOLDINGS, INC., a Colorado corporation and successor to the University Technology Corporation, having its principal office at 4740 Walnut Street, Suite 100, Campus Box 588, Boulder Colorado 80309 (“ULEHI”).

RECITALS

WHEREAS, GlobeImmune and University (acting through ULEHI) are parties to a certain Agreement, effective as of May 30, 2006, as amended on May 5, 2009 (the “Agreement”), and a certain Restated Intellectual Property License Agreement, effective as of May 30, 2006, as amended on May 5, 2009 (the “Restated Agreement”);

WHEREAS, University, ULEHI, and GlobeImmune desire to revise and amend the Restated Agreement; and

WHEREAS, capitalized terms used herein but not defined herein shall have the definitions set forth in the Restated Agreement.

AGREEMENT

NOW, THEREFORE, GlobeImmune, University, and ULEHI agree as follows:

1. Exhibit 1 of the Restated Agreement shall be deleted in its entirety and replaced with the Exhibit 1 set forth in Appendix A attached hereto.

2. Except as expressly modified by this Second Amendment, all terms and conditions of the Agreement and the Restated Agreement shall continue in full force and effect.

3. In the event of any conflict between the terms of the Agreement or the Restated Agreement and this Second Amendment, the terms of this Second Amendment shall govern.

4. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, GlobeImmune, University, and ULEHI have executed this Second Amendment by their duly authorized representatives as of the Second Amendment Effective Date.

GLOBEIMMUNE, INC.		THE REGENTS OF THE UNIVERSITY OF COLORADO

By:	/s/ Timothy C. Rodell, M.D.	By:	/s/ David N. Allen, Ph.D.
Name:	Timothy C. Rodell, M.D.	Name:	David N. Allen, Ph.D.
Title:	President and CEO	Title:	Associate Vice President

UNIVERSITY LICENSE EQUITY HOLDINGS, INC.

		By:	/s/ R.C. Mercure, Jr.
		Name:	R.C. Mercure, Jr.
		Title:	Chairman

Signature Page to Second Amendment to Agreement

and

Restated Intellectual Property License Agreement

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix A

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1

Licensed Intellectual Property

Patents and Patent Applications

Country	Application No.	Filing Date	Patent No.	Issue Date	Title
[*]

Additional Patents and Patent Applications

[*]